UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2019

Dollar General Corporation
(Exact name of registrant as specified in its charter)

Tennessee	001-11421	61-0502302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Mission Ridge Goodlettsville, Tennessee	37072
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (615) 855-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.875 per share	DG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ⃞

ITEM 2.02          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 30, 2019, Dollar General Corporation (the “Company”) issued a news release regarding results of operations and financial condition for the fiscal 2019 first quarter (13 weeks) ended May 3, 2019. The news release is furnished as Exhibit 99 hereto.

The information contained within this Item 2.02, including the information in Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

ITEM 5.07          SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Annual Meeting of the Company’s Shareholders (the “Annual Meeting”) was held on May 29, 2019. The following are the final voting results on proposals considered and voted upon by shareholders, each of which is described in more detail in the Company’s definitive proxy statement (the “Proxy Statement”) for the Annual Meeting filed with the Securities and Exchange Commission on April 4, 2019.

The following individuals were elected to serve as directors of the Company, each of whom will hold office until the Annual Meeting of the Company’s Shareholders to be held in 2020 and until his or her successor is duly elected and qualified. Votes were cast as follows:

Name	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
Warren F. Bryant	220,221,522	3,437,008	85,225	12,930,025
Michael M. Calbert	222,083,355	1,517,415	142,985	12,930,025
Sandra B. Cochran	158,891,967	64,768,676	83,112	12,930,025
Patricia D. Fili-Krushel	219,864,325	3,795,400	84,030	12,930,025
Timothy I. McGuire	223,279,206	375,962	88,587	12,930,025
William C. Rhodes, III	219,294,279	4,364,404	85,072	12,930,025
Ralph E. Santana	221,839,154	1,819,481	85,120	12,930,025
Todd J. Vasos	222,937,684	721,056	85,015	12,930,025

The compensation of the Company’s named executive officers as described in the Proxy Statement was approved on an advisory (non-binding) basis.  Votes were cast as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
211,633,236	10,135,279	1,975,240	12,930,025

The appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2019 was ratified.  Votes were cast as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
229,455,287	7,085,393	133,100	0

ITEM 7.01          REGULATION FD DISCLOSURE.

The information set forth in Item 2.02 above is incorporated herein by reference. The news release also sets forth statements regarding, among other things, the Company’s outlook, as well as the Company’s planned conference call to discuss the reported financial results, the Company’s outlook, and certain other matters, and announces that on May 29, 2019, the Company’s Board of Directors declared a quarterly cash dividend of $0.32 per share on the Company’s outstanding common stock. The dividend will be payable on or before July 23, 2019 to shareholders of record on July 9, 2019. Although the Board currently expects to continue regular quarterly cash dividends, the declaration and amount of future cash dividends are subject to the Board’s sole discretion and will depend upon, among other things, the Company’s results of operations, cash requirements, financial condition, contractual restrictions and other factors that the Board may deem relevant in its sole discretion.

The information contained within this Item 7.01, including the information in Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

 ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.  N/A

(b)      Pro forma financial information.  N/A

(c)      Shell company transactions.  N/A

(d)      Exhibits.  See Exhibit Index to this report.

EXHIBIT INDEX

Exhibit No.	Description

99	News release issued May 30, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 30, 2019	DOLLAR GENERAL CORPORATION

		By:	/s/ Rhonda M. Taylor
Rhonda M. Taylor
Executive Vice President and General Counsel

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